Exhibit 21

SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2009, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

Company	Where Incorporated
412357 Ontario Inc.	Canada
685 TA Corporation	Delaware
A S Ruffel (Mozambique) Limitada	Mozambique
A. H. Robins (Philippines) Company, Inc.	Philippines
A. H. Robins GmbH	Germany
A. H. Robins International Company	Nevada
A.S. Ruffel (Private) Limited	Zimbabwe
A/O Pfizer	Russia
AC Acquisition Holding Company	Delaware
Agouron Pharmaceuticals, Inc.	California
AHP Finance Ireland Limited	Ireland
AHP FSC (Barbados) Ltd.	Barbados
AHP Holdings B.V.	Netherlands
AHP Holdings Pty. Limited	Australia
AHP Manufacturing B.V.	Netherlands
AHP Services Japan Co., Ltd.	Japan
Alginate Industries (Ireland) Ltd.	Ireland
American Food Industries, Inc.	Delaware
American Home Products Holdings (UK) Limited	United Kingdom
Andean Services S.A.	Colombia
Angiosyn, Inc.	Delaware
Argatroban Royalty Sub LLC	Delaware
Arthur Webster (New Zealand) Pty. Limited	Australia
Arthur Webster Pty. Limited	Australia
Ayerst-Wyeth Pharmaceuticals LLC	Delaware
Balverda S.R.L.	Italy
Berdan Insurance Company	Vermont
Binesa 2002, S.L.	Spain
Biocor Animal Health Inc.	Delaware
Bioindustria Farmaceutici S.R.L.	Italy
Bioren, Inc.	Delaware
BioRexis Pharmaceutical Corporation	Delaware
Blue Whale Re Ltd.	Vermont
C.P. Pharma Gyógyszerkereskedelmi Korlátolt Felelõsségû Társaság	Hungary
C.P. Pharmaceuticals International C.V.	Netherlands
Capsugel (Thailand) Co. Ltd.	Thailand
Capsugel Belgium BVBA	Belgium
Capsugel de Mexico, S. de R.L. de C.V.	Mexico
Capsugel France	France
Capsugel Healthcare Limited	India

Capsugel Japan Inc. (KK)	Japan
Capsugel Ploermel	France
Cardel	France
Carlerba—Produtos Químicos e Farmacêuticos, Lda.	Portugal
Catapult Genetics (Australia) Pty Ltd	Australia
Catapult Genetics (New Zealand) Limited	New Zealand
Catapult Genetics Pty Ltd	Australia
Catapult Global Limited	New Zealand
Catapult Systems Limited	United Kingdom
Ceuticlab Laboratorios de Produtos Farmaceuticos, Lda.	Portugal
Charlie Papa Operations, LLC	New Jersey
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical GmbH	Germany
Coley Pharmaceutical Group, Inc.	Delaware
Coley Pharmaceutical Group, Ltd.	Canada
Compania Farmaceutica Upjohn, S.A.	Guatemala
Consumer Health Products (Minority Interests) Company	United Kingdom
Continental Farmaceutica, S.L.	Spain
Continental Pharma, Inc.	Delaware
CovX Research LLC	Delaware
Covx Technologies Ireland Limited	Ireland
Cyanamid Agriculture Limited	United Kingdom
Cyanamid de Argentina S.A.	Delaware
Cyanamid de Colombia, S.A.	Delaware
Cyanamid de Mexico, S. de R.L. de C.V.	Mexico
Cyanamid Inter-American Corporation	Delaware
Cyanamid International Sales Corporation	Virgin Islands
Cyanamid of Great Britain Limited	United Kingdom
Davis Medica, Sociedad Limitada, Sociedad Unipersonal	Spain
Dimminaco AG	Switzerland
Distribuidora Mercantil Centro Americana, S.A	Delaware
Duchem Laboratories Limited	India
Dumas Milner International, Inc.	Panama
Embrex Bio-Tech Trade (Shanghai) Co., Ltd.	People’s Republic of China
Embrex De Mexico S. de R.L. de C.V.	Mexico
Embrex Europe Limited	United Kingdom
Embrex Poultry Health, LLC	North Carolina
Embrex, Inc.	North Carolina
Encysive (Switzerland) GmbH	Switzerland
Encysive (UK) Limited	United Kingdom
Encysive Canada Inc.	Canada
Encysive Italy S.r.l.	Italy
Encysive Pharmaceuticals Inc.	Delaware
Encysive, L.P.	Delaware
EP-ET, LLC	Delaware
Esperion LUV Development, Inc.	Delaware
F. W. Wirtz & Co. GmbH	Germany
Farminova Produtos Farmaceuticos de Inovacao, Lda.	Portugal
Farmitalia Carlo Erba Limited	United Kingdom

Farmogene Productos Farmaceuticos Lda	Portugal
Fort Dodge (Hong Kong) Limited	Hong Kong
Fort Dodge (Solv) Limited	United Kingdom
Fort Dodge Animal Health (Pty) Ltd.	South Africa
Fort Dodge Animal Health (Thailand) Ltd.	Thailand
Fort Dodge Animal Health Benelux B.V.	Netherlands
Fort Dodge Animal Health Limited	United Kingdom
Fort Dodge Animal Health Limited	Uganda
Fort Dodge Animal Health Philippines, Inc.	Philippines
Fort Dodge Animal Health S. de R.L. de C.V.	Mexico
Fort Dodge Animal Health S.p.A.	Italy
Fort Dodge Asia Exports, Inc.	Delaware
Fort Dodge Australia Pty. Limited	Australia
Fort Dodge de Venezuela, C.A.	Venezuela
Fort Dodge Dominicana, S.A.	Dominican Republic
Fort Dodge Iberica, S.L.	Spain
Fort Dodge K.K.	Japan
Fort Dodge Laboratories Inc.	Iowa
Fort Dodge Laboratories Ireland limited	Ireland
Fort Dodge Manufatura Ltda.	Brazil
Fort Dodge New Zealand Limited	New Zealand
Fort Dodge Sanidad Animal S.A.	Argentina
Fort Dodge Sante Animale S.A.S.	France
Fort Dodge Saude Animal Ltda.	Brazil
Fort Dodge U.K. Limited	United Kingdom
Fort Dodge Veterinär GmbH	Germany
Fort Dodge Veterinaria Lda.	Portugal
Fort Dodge Veterinaria, S.A.	Spain
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle (Thailand) Limited	Thailand
G. D. Searle International Capital LLC	Delaware
G. D. Searle LLC	Delaware
G. D. Searle South Africa (Pty) Ltd.	South Africa
Genetics Institute of Europe B.V.	Netherlands
Genetics Institute, LLC	Delaware
GI Japan, Inc.	Delaware
GI Europe, Inc.	Delaware
Gödecke GmbH	Germany
Greenstone LLC	Delaware
Haptogen Limited	United Kingdom (Scotland)
Home Products de Portugal, Limitada	Portugal
Idun Pharmaceuticals, Inc.	Delaware
ImmunoPharmaceutics, Inc.	California
Industrial Santa Agape, S.A.	Guatemala
Industrias Kolana S.A.	Peru
Instituto Pasteur de Lisboa Virginio Leitao Vieira dos Santos & Filhos S.A.	Portugal
Interfarma—Produtos Quimicos e Farmaceuticos, Lda.	Portugal
International Affiliated Corporation LLC	Delaware
Invicta Farma, S.A.	Spain

John Wyeth & Brother Limited	United Kingdom
Jouveinal Holland B.V.	Netherlands
Kenfarma, S.A.	Spain
Kiinteistö oy Espoon Pellavaniementie 14	Finland
Kommanditbolaget Hus Gron	Sweden
Korea Pharma Holding Company Limited	Hong Kong
Laboratoires Pfizer SA	Morocco
Laboratorios Ayerst-Hormona S.A.	Colombia
Laboratorios Parke Davis, S.L.	Spain
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Whitehall-Wyeth S.A.	Peru
Laboratorios Wyeth Inc.	Delaware
Laboratorios Wyeth S.A.	Peru
Laboratorios Wyeth S.A.	Venezuela
Lederle Arzneimittel GmbH	Germany
Lederle S.L.	Spain
Lothian Developments V SPRL	Belgium
LW Investments Limited	Bermuda
MDP Holdings, Inc.	Delaware
MED Urological, Inc.	Minnesota
Meridica Limited	United Kingdom
MTG Divestitures Handels GmbH	Austria
MTG Divestitures Limited	United Kingdom
MTG Divestitures LLC	Delaware
Nefox Farma, S.A.	Spain
Nemedis SAS	France
Nihon Whitehall Kabushiki Kaisha	Japan
Nostrum Farma, S.A.	Spain
O.C.T. (Thailand) Ltd.	Thailand
Orfi-Farma S.L.	Spain
Orsim	France
Paris Montrouge II (Nederland) B.V.	Netherlands
Paris Montrouge II SARL	France
Parke Davis & Co. Limited	Isle of Jersey
Parke Davis International Limited	Bahamas
Parke Davis Productos Farmaceuticos Lda	Portugal
Parke Davis Pty Limited	Australia
Parke, Davis & Company Limited	Pakistan
Parke, Davis & Company LLC	Michigan
Parke-Davis GmbH	Germany
Parke-Davis Manufacturing Corp.	Delaware
Parke-Davis, Inc.	Philippines
P-D Co., Inc.	Delaware
Peak Enterprises LLC	Delaware
Pfidev3 (S.A.S.)	France
Pfidev4 (S.A.S.)	France
Pfizer (China) Research and Development Co. Ltd.	People’s Republic of China
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Limited	Australia

Pfizer (S.A.S.)	France
Pfizer (Thailand) Limited	Thailand
Pfizer AB	Sweden
Pfizer Africa & Middle East for Pharmaceuticals, Animal Health & Chemicals S.A.E.	Egypt
Pfizer Afrique de L’Ouest	Senegal
Pfizer AG	Switzerland
Pfizer Animal Health B.V.	Netherlands
Pfizer Animal Health Korea Ltd.	South Korea
Pfizer Animal Health MA EEIG	United Kingdom
Pfizer Animal Health SA	Belgium
Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Contract Operations Pte. Ltd.	Singapore
Pfizer Asia Holdings B.V.	Netherlands
Pfizer Asia Manufacturing PTE. LTD	Singapore
Pfizer Asia Pacific Pte Ltd.	Singapore
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Pty Limited	Australia
Pfizer B.V.	Netherlands
Pfizer BH d.o.o. Sarajevo	Bosnia and Herzegovina
Pfizer Biologics Ireland Holdings Limited	Ireland
Pfizer Biotechnology Ireland	Ireland
Pfizer Bolivia S.A.	Bolivia
Pfizer Canada Inc.	Canada
Pfizer Caribe Limited	Guernsey
Pfizer CentreSource Asia Pacific Pte. Ltd.	Singapore
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Consumer Inc.	Japan
Pfizer Continental Holdings SARL	Luxembourg
Pfizer Continental Services LLC	Delaware
Pfizer Convention III LLC	Delaware
Pfizer Convention IV LLC	Delaware
Pfizer Co-Promotions Limited	Isle of Jersey
Pfizer Cork Limited	Ireland
Pfizer Corporation	Panama
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Distribution Company	Ireland
Pfizer Domestic Ventures Limited	Isle of Jersey
Pfizer Dominicana, S.A.	Dominican Republic
Pfizer Egypt S.A.E.	Egypt
Pfizer Enterprises Inc.	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer Europe Holdings SARL	Luxembourg
Pfizer Europe MA EEIG	United Kingdom
Pfizer Europe Services LLC	Delaware

Pfizer European Service Center BVBA	Belgium
Pfizer Export AB	Sweden
Pfizer Export Company	Ireland
Pfizer Finance GmbH & Co. KG	Germany
Pfizer Finance Share Service (Dalian) Co., Ltd.	People’s Republic of China
Pfizer Finance Verwaltungs GmbH	Germany
Pfizer Financial Services NV/SA	Belgium
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Investments SARL	Luxembourg
Pfizer Global Supply	Ireland
Pfizer Global Trading	Ireland
Pfizer GmbH	Germany
Pfizer Group Limited	United Kingdom
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare Consultant (Shanghai) Co., Ltd	People’s Republic of China
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer HK Service Company Limited	Hong Kong
Pfizer Holding France (S.C.A.)	France
Pfizer Holding Italy S.p.A.	Italy
Pfizer Holding Ventures	Ireland
Pfizer Holdings Bermuda Ltd.	Bermuda
Pfizer Holdings Europe	Ireland
Pfizer Holdings International Luxembourg (PHIL) Sarl	Luxembourg
Pfizer Holdings Luxembourg SARL	Luxembourg
Pfizer Holdings Mexico, S. de R.L. de C.V.	Mexico
Pfizer Holdings Netherlands B.V.	Netherlands
Pfizer Holdings Turkey Limited	Isle of Jersey
Pfizer Hungary Asset Management LLC	Hungary
Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer International Bank Europe	Ireland
Pfizer International Corporation	Panama
Pfizer International Holdings	Ireland
Pfizer International Investments Ltd.	Bermuda
Pfizer International LLC	New York
Pfizer International Luxembourg SA	Luxembourg
Pfizer International Operations (S. A. S.)	France
Pfizer International Trading (Shanghai) Limited	People’s Republic of China
Pfizer Investment Capital	Ireland
Pfizer Investment Co. Ltd.	People’s Republic of China
Pfizer Investments Netherlands B.V.	Netherlands
Pfizer Ireland Investments Limited	Ireland
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Jersey Capital Limited	Isle of Jersey
Pfizer Jersey Company Limited	Isle of Jersey

Pfizer Jersey Finance Limited	Isle of Jersey
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Limitada	Angola
Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer Limited	Tanzania
Pfizer Limited	Thailand
Pfizer Limited	Uganda
Pfizer Limited	United Kingdom
Pfizer LLC	Delaware
Pfizer LLC	Russia
Pfizer Luxco Holdings Sarl	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Belgium NV	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer Medical Technology Group (Belgium) N.V.	Belgium
Pfizer Middle East for Pharmaceuticals, Animal Health and Chemicals S.A.E.	Egypt
Pfizer Namibia (Proprietary) Limited	Namibia
Pfizer Netherlands B.V.	Netherlands
Pfizer New Zealand Limited	New Zealand
Pfizer OTC B.V.	Netherlands
Pfizer OTC Beteiligungs GmbH	Germany
Pfizer Overseas LLC	Delaware
Pfizer Oy	Finland
Pfizer Pension Trustees (Ireland) Limited	Ireland
Pfizer Pension Trustees Ltd.	United Kingdom
Pfizer PGM (S.A.S.)	France
Pfizer PGRD (S.A.S.)	France
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma Holdings Cooperatief U.A.	Netherlands
Pfizer Pharma Trade LLC	Egypt
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People’s Republic of China
Pfizer Pharmaceutical India Pvt. Ltd.	India
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals B.V.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Korea Limited	South Korea
Pfizer Pharmaceuticals Limited	Cayman Island
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Ltd.	People’s Republic of China
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer PHF	Ireland
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland

Pfizer Precision Holdings SARL	Luxembourg
Pfizer Private Limited	Malaysia
Pfizer Private Ltd.	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer Romania SRL	Romania
Pfizer S.A.	Colombia
Pfizer S.A.	Peru
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.R.L.	Argentina
Pfizer SA (Belgium)	Belgium
Pfizer Saidal Manufacturing	Algeria
Pfizer Science and Technology Ireland Limited	Ireland
Pfizer Searle Investment Limited	Isle of Jersey
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland	Ireland
Pfizer Services 1 (S.N.C.)	France
Pfizer Services LLC	Delaware
Pfizer Shared Services	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Trading Pte. Ltd.	Singapore
Pfizer Specialities Ghana	Ghana
Pfizer Specialties Limited	Nigeria
Pfizer Sterling Investments Limited	Isle of Jersey
Pfizer Strategic Investment Company Limited	Isle of Jersey
Pfizer Suzhou Animal Health Products Co., Ltd.	People’s Republic of China
Pfizer Suzhou Pharmaceutical Co., Ltd.	People’s Republic of China
Pfizer Technologies Limited	United Kingdom
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer Tunisie SA	Tunisia
Pfizer UK Group Limited	United Kingdom
Pfizer Vaccines LLC	Delaware
Pfizer Venezuela, S.A.	Venezuela
Pfizer Warner Lambert Luxembourg SARL	Luxembourg
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A.	Spain
Pfizer, S.A. de C.V.	Mexico
Pfizer, spol. s r.o.	Czech Republic
Pharmacia & Upjohn Cambridge Limited	United Kingdom
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn Company, Inc.	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia & Upjohn S.p.A.	Italy
Pharmacia & Upjohn Trading Corporation	Michigan
Pharmacia & Upjohn, S.A. de C.V.	Mexico
Pharmacia (South Africa) (Pty) Ltd	South Africa
Pharmacia Africa Ltd.	United Kingdom

Pharmacia Animal Health Limited	United Kingdom
Pharmacia Asia Limited	Hong Kong
Pharmacia B.V.	Netherlands
Pharmacia Brasil Ltda.	Brazil
Pharmacia Corporation	Delaware
Pharmacia de Centroamerica S.A.	Panama
Pharmacia de Mexico, S.A. de C.V.	Mexico
Pharmacia GmbH	Germany
Pharmacia Grupo Pfizer, S.L.	Spain
Pharmacia Hepar Inc.	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Pharmacia Inter-American LLC	Michigan
Pharmacia International B.V.	Netherlands
Pharmacia International Inc.	South Dakota
Pharmacia Ireland Limited	Ireland
Pharmacia Korea Ltd.	South Korea
Pharmacia Laboratories Limited	United Kingdom
Pharmacia Limited	United Kingdom
Pharmacia Limited Company	Michigan
Pharmacia Little Island Limited	Ireland
Pharmacia Malaysia Sdn Bhd	Malaysia
Pharmacia Polska Sp.z.o.o.	Poland
Pharmacia S.A.	Peru
Pharmacia Searle Limited	United Kingdom
Pharmacia UK Limited	United Kingdom
PHIVCO Corp.	Delaware
PHIVCO Jersey (Holdco) Limited	Isle of Jersey
PHIVCO Luxembourg SARL	Luxembourg
PowderJect Research Limited	United Kingdom
PowderJect Vaccines, Inc.	Delaware
PowderMed Limited	United Kingdom
PowderMed, Inc.	Delaware
Preve Oy	Finland
ProRe SA	Luxembourg
Prosec (Ireland) Limited	Ireland
Prosec Forsakrings AB (Prosec Insurance Co. Ltd.)	Sweden
PT. Capsugel Indonesia	Indonesia
PT. Fort Dodge Indonesia	Indonesia
PT. Pfidex Pharma	Indonesia
PT. Pfizer Indonesia	Indonesia
PT. Wyeth Indonesia	Indonesia
Quigley Company, Inc.	New York
Renrall LLC	Wyoming
Rinat Neuroscience Corp.	Delaware
Rivepar	France
Roerig Produtos Farmaceuticos, Lda.	Portugal
Roerig S.A.	Chile
Roerig, S.A.	Venezuela
Route 24 Holdings, Inc.	Delaware

Salsbury Chemicals Ltd.	United Kingdom
Sao Cristovao Participacoes Ltda.	Brazil
Searle & Co.	Delaware
Searle Holdings B. V.	Netherlands
Searle Laboratorios, Lda.	Portugal
Searle LLC	Nevada
Searle Ltd.	Bermuda
Sefarma S.r.l.	Italy
Serenex, Inc.	Delaware
Servicios Corporativos FDAH, S. de R.L. de C.V.	Mexico
Shanghai Wyeth Nutritional Company Limited	People’s Republic of China
Shiley International	California
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Site Realty, Inc.	Delaware
SmithKline Beecham Animal Health (SWA) (Pty) Ltd.	Namibia
Solinor LLC	Delaware
Sugen, Inc.	Delaware
Suzhou Capsugel Ltd.	People’s Republic of China
Tabor Corporation	Delaware
The Pfizer Incubator LLC	Delaware
The Upjohn Holding Company M LLC	Delaware
The Upjohn Manufacturing Company LLC	Delaware
Thiakis Limited	United Kingdom
Thorney Company	Ireland
Trans-Europe Assurance Limited	Ireland
Trans-Europe Holdings Inc.	Delaware
Upjohn International Holding Company	Delaware
Upjohn Laboratorios Lda.	Portugal
Upjohn Pharmaceuticals Limited	Delaware
Vermont Whey Company	Vermont
Vetnex Animal Health Limited	India
Viagra Ltd	United Kingdom
Vicuron Holdings LLC	Delaware
Vicuron Pharmaceuticals Italy S.r.l.	Italy
Vinci Farma, S.A.	Spain
Warner Lambert (UK) Limited	United Kingdom
Warner Lambert Company (M) Sdn Bhd	Malaysia
Warner Lambert del Uruguay S.A.	Uruguay
Warner Lambert Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Warner Lambert Poland Sp.z.o.o.	Poland
Warner Lambert Zimbabwe (Private) Limited	Zimbabwe
Warner-Lambert (East Africa) Limited	Kenya
Warner-Lambert (Nigeria) Limited	Nigeria
Warner-Lambert (Tanzania), Limited	Tanzania
Warner-Lambert (Thailand) Limited	Thailand
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Warner-Lambert de El Salvador, S.A. de C.V.	El Salvador
Warner-Lambert de Honduras, Sociedad Anonima	Honduras

Warner-Lambert de Puerto Rico, Inc.	Puerto Rico
Warner-Lambert Guatemala, Sociedad Anonima	Guatemala
Warner-Lambert Ireland	Ireland
Warner-Lambert Kenya Limited	Kenya
Warner-Lambert Pottery Road Limited	Ireland
Warner-Lambert SA (Pty) Limited	South Africa
Warner-Lambert, S.A.	Delaware
WCH Netherlands East LLC	Delaware
WCH Netherlands West LLC	Delaware
Webster Animal Health (UK) Limited	United Kingdom
Whitehall International Inc.	New York
Whitehall Laboratories Inc.	Delaware
Whitehall Laboratories Limited	United Kingdom
Whitehall Laboratorios S.A.	Uruguay
Whitehall-Benelux S.A.	Belgium
Whitehall-Much GmbH	Germany
Whitehall-Robins AG	Switzerland
Wilcox Sweets (Pty) Limited	South Africa
W-L (Europe)	United Kingdom
W-L (Portugal)	United Kingdom
W-L (Spain)	United Kingdom
WL de Guatemala, Sociedad Anonima	Guatemala
W-L LLC	Delaware
Wyeth (Asia) Limited	Delaware
Wyeth (Far East) Limited	Hong Kong
Wyeth (H.K.) Limited	Hong Kong
Wyeth (Hong Kong) Holding Company Limited	Hong Kong
Wyeth (Ireland) Limited	Ireland
Wyeth (Malaysia) Sdn. Bhd.	Malaysia
Wyeth (NZ) Limited	New Zealand
Wyeth (Shanghai) Trading Company Limited	People’s Republic of China
Wyeth (Singapore) Pte. Ltd.	Singapore
Wyeth (Thailand) Ltd.	Thailand
Wyeth Advertising Inc.	New York
Wyeth Australia Pty. Limited	Australia
Wyeth Ayerst Inc.	Delaware
Wyeth Ayerst SARL	Luxembourg
Wyeth Canada	Canada
Wyeth Canada Inc.	Canada
Wyeth Consumer Healthcare B.V.	Netherlands
Wyeth Consumer Healthcare C.V.	Netherlands
Wyeth Consumer Healthcare Inc.	Canada
Wyeth Consumer Healthcare Ltd.	Delaware
Wyeth Consumer Healthcare Pty. Limited	Australia
Wyeth Consumer Healthcare S.p.A.	Italy
Wyeth Egypt Ltd.	Egypt
Wyeth Egypt Trading Ltd.	Egypt
Wyeth Europa Limited	United Kingdom
Wyeth Farma, S.A.	Spain
Wyeth Hellas S.A.	Greece

Wyeth Holdings Canada Inc.	Canada
Wyeth Holdings Corporation	Maine
Wyeth Ilaclari A.S.	Turkey
Wyeth Ilaclari A.S.	Delaware
Wyeth Industria Farmaceutica Ltda.	Brazil
Wyeth K.K.	Japan
Wyeth Kft.	Hungary
Wyeth Korea, Inc.	Korea
Wyeth Lederle (Exports) Ltd.	India
Wyeth Lederle Portugal (Farma), Lda.	Portugal
Wyeth Lederle S.p.A.	Italy
Wyeth Lederle Vaccines S.A.	Belgium
Wyeth Limited	India
Wyeth LLC	Delaware
Wyeth Medica Ireland Limited	Ireland
Wyeth Nutritional (China) Co., Ltd.	People’s Republic of China
Wyeth Nutritionals (Singapore) Pte. Ltd.	Singapore
Wyeth Nutritionals Inc.	Delaware
Wyeth OOO	Russia
Wyeth Pakistan Limited	Pakistan
Wyeth Pharmaceutical Co., Ltd.	People’s Republic of China
Wyeth Pharmaceuticals (Singapore) Pte. Ltd.	Singapore
Wyeth Pharmaceuticals AG	Switzerland
Wyeth Pharmaceuticals B.V.	Netherlands
Wyeth Pharmaceuticals Central America Services, S.A.	Panama
Wyeth Pharmaceuticals Company	Puerto Rico
Wyeth Pharmaceuticals France	France
Wyeth Pharmaceuticals FZE	United Arab Emirates
Wyeth Pharmaceuticals FZ-LLC	United Arab Emirates
Wyeth Pharmaceuticals Inc.	Delaware
Wyeth Pharmaceuticals India Limited	India
Wyeth Pharmaceuticals Limited	Ireland
Wyeth Pharmaceuticals S. de R.L. de C.V.	Mexico
Wyeth Pharmaceuticals S.A./N.V.	Belgium
Wyeth Philippines, Inc.	Philippines
Wyeth Puerto Rico, Inc.	Puerto Rico
Wyeth Regional Manufacturing (Singapore) Pte. Ltd.	Singapore
Wyeth Research (U.K.) Ltd.	United Kingdom
Wyeth Research Ireland Limited	Ireland
Wyeth S.A.	Argentina
Wyeth S.A. de C.V.	Mexico
Wyeth Sante Familiale	France
Wyeth South Africa (Proprietary) Limited	South Africa
Wyeth Spolka z.o.o.	Poland
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth Taiwan Corporation	Taiwan
Wyeth Whitehall Czech S.R.O.	Czech Republic
Wyeth Whitehall Export GmbH	Austria
Wyeth Whitehall SARL	Luxembourg
Wyeth-Ayerst (Asia) Limited	Delaware

Wyeth-Ayerst (China) Limited	Delaware
Wyeth-Ayerst International Inc.	New York
Wyeth-Ayerst Lederle LLC	Puerto Rico
Wyeth-Ayerst Promotions Limited	Delaware
Wyeth-Lederle Pharma GmbH	Austria
Wyeth-Pharma GmbH	Germany
Wyeth-Whitehall Pharmaceuticals LLC	Puerto Rico
Yusafarm D.O.O.	Serbia